FGI P1 03/24

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SUPPLEMENT DATED MARCH 1, 2024

TO THE PROSPECTUS DATED MAY 1, 2023, AS AMENDED AUGUST 16, 2023,

AND TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED MAY 1, 2023, OF

FRANKLIN GROWTH AND INCOME VIP FUND (THE “FUND”)

1) The following sentences are added to the end of the section titled “Fund Summaries – Portfolio Managers” of the Fund’s Prospectus:
Effective March 1, 2024, Todd Brighton will step down as portfolio manager to the Fund. Mr. Brighton will continue to serve as portfolio manager for other Franklin Templeton funds and as co-manager of several investment strategies within Franklin Income Investors.

2) The following sentence is added to the end of the section titled “Fund Details – Management” of the Fund’s Prospectus:
Effective March 1, 2024, Todd Brighton will step down as portfolio manager to the Fund. Mr. Brighton will continue to serve as portfolio manager for other Franklin Templeton funds and as co-manager of several investment strategies within Franklin Income Investors.

3) The following footnote is added to all references to Todd Brighton with respect to the Fund in the section of the Fund’s SAI titled “Management and Other Services – Portfolio Managers”:
*Effective March 1, 2024, Todd Brighton will step down as portfolio manager to the Fund. Mr. Brighton will continue to serve as portfolio manager for other Franklin Templeton funds and as co-manager of several investment strategies within Franklin Income Investors.

Please retain this supplement for future reference